UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2021

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Annual Report
March 31, 2021

USCA All Terrain Fund
Table of Contents

USCA All Terrain Fund
Annual Shareholder Letter
March 31, 2021

Dear Shareholder,

For the 12-month period ended March 31, 2021 (the “Period”), the USCA All Terrain Fund (the “Fund” or “All Terrain”) returned 32.4%, versus 32.9% for a 60/40 blend3 of stocks1 and bonds2.

The Period is a bit deceptive, as it began after most of the pandemic induced market damage of last year. It’s really a tale of two distinct halves. Over the first half of the Period, All Terrain trailed the 60/40 stock/bond blended benchmark, 12.5% versus 19.7%. But over the subsequent six months of the Period, All Terrain went on to outpace the benchmark substantially, catching up for the entire Period.

Looking closer, that strong outperformance began in December 2020 and continued through the remainder of the Period. We believe individual stock-picking, rather than just owning the largest tech and electric vehicle stocks that had been the prevailing trend, as well as a broad rotation from growth to value, were at the root of this outperformance.

A backup in interest rates that sent the Bloomberg Barclays Global Aggregate Bond Index down 4.5% in the first quarter of 2021 also contributed to outperformance, as the Fund has little to no direct interest rate risk exposure.

Following is a review of the Period and why we think performance is likely to persist through the balance of 2021, and quite possibly beyond.

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Fiscal Year
USCA All Terrain	4.95%	2.42%	1.21%	2.47%	2.12%	-1.16%	-0.31%	6.54%	4.48%	-0.27%	4.07%	2.15%	32.41%
Global Equities[1]	10.98%	4.90%	2.69%	4.82%	6.72%	-3.41%	-3.04%	12.83%	4.28%	-0.97%	2.60%	3.38%	54.76%
Global Bonds[2]	1.96%	0.44%	0.89%	3.19%	-0.15%	-0.36%	0.09%	1.82%	1.34%	-0.88%	-1.72%	-1.92%	4.67%
60/40 Blend[3]	7.37%	3.12%	1.97%	4.17%	3.97%	-2.19%	-1.79%	8.43%	3.10%	-0.93%	0.87%	1.26%	32.86%

Of the Fund’s holdings, the biggest winner for the Period was the Bridgeway Ultra Small Company Fund, which was up approximately 158% on invested capital for the Period (yes, you read that right). Stocks of the smallest companies have languished for years, so recent performance has been as much about mean reversion as anything else. Unsurprisingly, another one of our small-cap focused long/short equity funds, Voss Value Fund, was our second strongest performer for the Period, returning approximately 86% on invested capital. SKBA Capital Management, LLC (the Fund’s sub-adviser) and its large dividend strategy, was our third best performer in the portfolio, returning almost 79% for the Period, besting its benchmark, the Russell 1000 Value Index4, which returned 71.5%. All of these strategies benefited from the shift in leadership from growth to value.

The balance of our long-only and long/short managers performed in line with their benchmarks, all either modestly outperforming or modestly underperforming, but in aggregate keeping pace with the general melt-up in global stocks. A new entrant to the portfolio, Sio Capital, a niche long/short equity fund focused on the healthcare sector while limiting its exposure to movements in the equity markets, has returned 19% since being added to the portfolio in June 2020 (this followed a return of 7.2% during the first quarter of 2020 when the MSCI World Index was down 21.4%).

Our slow but steady relative value-focused multi-strategy funds, which were our saviors during the pandemic sell-off, delivered solid returns for the Period. We rely upon these funds as a substitute for fixed income, where we feel the risk-reward is poor. Millennium was up almost 29% for the Period and Carlson Capital’s Double Black Diamond was up 14.5% for the Period, in each case split almost evenly between the first and second half of the Period.

Global macro fund, Brevan Howard, which has begun trading in cryptocurrencies such as Bitcoin to complement the dozens of other assets in which they invest, returned 6% for the Period. This may seem a bit pedestrian given the performance in other areas of the portfolio, but one needs to recall that during the first quarter of 2020, Brevan returned 23%, offsetting losses of many of the other managers discussed above. Of note, this fund was also positive in 2008, a disastrous year for equities.

Today’s investment environment is challenging for investors who have historically relied upon their bond allocation as a hedge against a fall in stocks, while also counting on their bonds for steady income. With 10-year Treasury yields still yielding well short of 2% and record fiscal stimulus juicing demand at a time when supply chains have been disrupted, inflation appears almost a certainty, at least in the near term. This may propel interest rates much higher, ravaging bonds in their wake. We own no direct fixed income exposure in the portfolio, but rather rely on our multi-strategy funds to provide us with what we expect to be far better returns at comparable risk. This worked as planned over the Period and acutely well over the second half, as our multi-strategy sleeve returned 25.5% and 11.8%, respectively, on invested capital compared to 4.7% and -1.3%, respectively, for the Bloomberg Barclays Global Aggregate Bond Index.

Similarly, allocating to equities is no walk in the park today. Equity markets in general sport valuations in the 99th percentile by most historical measures, making passive approaches to investing in equities (think popular stock indices weighted toward Tesla and other recent winners) a risky proposition. We believe a more fundamental, active approach is called for today, and some of the best stock pickers in the world can be found running hedge funds, given their incentive structures for getting it right. This has also borne out over the second half of the Period, as evidenced by the long/short equity sleeve in the Fund’s portfolio returning 30.3% on invested capital relative to the MSCI World Index’s return of 19.8%.

Given the difficulty in sourcing these types of investments and the high minimum investments required to allocate to many of them, implementing this strategy can be difficult for most investors. It is for this very reason that All Terrain was created. We have been early in anticipating the more challenging conditions in which the Fund was designed to thrive, but we believe that time has arrived.

You can see the specifics on the performance of each of our investment categories below for both the Period and second half of the Period:

	Period			Second Half of Period
	Average Allocation	Attribution Gross of Fees	Return on Invested Capital	Average Allocation	Attribution Gross of Fees	Return on Invested Capital
Cash	10.4%	0.0%	0.1%	9.2%	0.0%	0.0%
Long/Short Fixed Income	4.6%	0.7%	8.8%	1.3%	0.0%	0.2%
Long Equity - Domestic	9.2%	6.8%	99.9%	9.3%	3.6%	42.7%
Long Equity - Global	15.3%	6.2%	48.4%	15.7%	2.3%	15.9%
Long/Short Equity	22.9%	11.4%	58.9%	26.9%	7.6%	30.3%
Event Driven	9.3%	1.1%	10.5%	10.9%	1.0%	9.0%
Global Macro	7.6%	0.5%	6.2%	7.5%	0.4%	6.0%
Managed Futures	5.0%	0.0%	0.3%	4.8%	0.3%	7.4%
Multi-Strategy	14.1%	3.4%	25.5%	13.5%	1.6%	11.8%
In Liquidation	1.4%	-0.1%	-6.3%	1.0%	0.0%	-2.3%
	100.0%	29.9%		100.0%	17.1%

As always, we thank you for your trust and confidence. Please reach out to us if you have any questions or would like to know more about the Fund and how it is positioned.

Sincerely,

David Harris, CIMA, Portfolio Manager
Phil Pilibosian, MBA, J.D., President

Standardized Performance Disclosure

Growth of $10,000
(7/1/15 - 3/31/21)

	Annualized Returns
	1-Year	3-Year	5-Year	Since Inception
USCA All Terrain	32.41%	6.67%	6.63%	3.94%
Global Equities[1]	54.76%	13.42%	13.98%	11.38%
Global Bonds[2]	4.67%	2.80%	2.66%	3.32%
60/40 Blend[3]	32.86%	9.44%	9.58%	8.36%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Past performance is not a guarantee of future results.

**The graph and tables presented above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

[1]	MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

[2]	Bloomberg Barclays Global Aggregate Index. The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990. Investors cannot invest directly in an index.

[3]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index an d 4 0 % of the Bloomberg Barclays Global Aggregate Index rebalanced monthly. Investors cannot invest directly in an index.

[4]	Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992.

USCA All Terrain Fund

Investment Strategy Allocation
March 31, 2021 (Unaudited)

(expressed as a percentage of net assets)

USCA All Terrain Fund

Schedule of Investments
March 31, 2021

	Shares	Value
COMMON STOCK - 2.93% [a]
Chemical Companies - 0.13%
Corteva, Inc.	566	$26,387
Intl. Flavors & Fragrances	100	13,961
Nutrien LTD [b]	820	44,190
		84,538
Communication Services - 0.08%
Comcast Corporation	1,000	54,110

Consumer Discretionary - 0.05%
Genuine Parts Company	300	34,677

Consumer Staples - 0.08%
Ingredion, Inc.	300	26,976
Walmart, Inc.	200	27,166
		54,142
Consumer Product and Distribution Companies - 0.15%
Kontoor Brands, Inc.	1,000	48,530
Kraft Heinz Co.	500	20,000
PepsiCo, Inc.	200	28,290
		96,820
Energy and Utility Companies - 0.32%
Chevron Corporation	300	31,437
ConocoPhillips	1,100	58,267
Equinor ASA ADR	1,800	35,028
Kinder Morgan, Inc.	1,700	28,305
Phillips 66	600	48,924
		201,961
Financial Services - 0.55%
American International Group	1,400	64,694
Ameriprise Financial, Inc.	200	46,490
Chubb Ltd	300	47,391
Citigroup Global Markets Holdings Inc.	500	36,375
CME Group, Inc.	100	20,423
First American Financial Corp.	600	33,990
MetLife, Inc.	600	36,474
Northern Trust Corporation	200	21,022
Prosperity Bancshares Inc.	600	44,934
		351,793
Health Care and Related Companies - 0.47%
AbbVie Inc.	600	64,932
Amgen Inc.	200	49,762
AstraZeneca PLC ADR	600	29,832

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)
March 31, 2021

	Shares	Value
Health Care and Related Companies - (continued) - 0.47%
Cardinal Health, Inc.	700	$42,525
Medtronic Public Limited Company [b]	300	35,439
Merck & Co., Inc.	600	46,254
Viatris, Inc.	2,100	29,337
		298,081
Industrials - 0.23%
3M Company	100	19,268
Atlas Corp.	3,300	45,045
Cummins Inc.	100	25,911
Raytheon Technologies Corporation	500	38,635
United Parcel Service, Inc. - Class B	100	16,999
		145,858
Logistics and Transportation - 0.03%
Union Pacific Corporation	100	22,041

Manufacturing Companies - 0.06%
Lear Corporation	200	36,250

Materials - 0.16%
Newmont Corp	400	24,108
Rio Tinto PLC	600	46,590
WestRock Company	600	31,230
		101,928
Media, Communications and Entertainment - 0.07%
Verizon Communications Inc.	800	46,520

Real Estate Investment Trusts - 0.12%
VEREIT, Inc.	960	37,075
Vici Properties Inc.	1,300	36,712
		73,787
Recruitment - 0.05%
ManPowerGroup Inc.	300	29,670

Technology Companies and Services - 0.34%
Cisco Systems, Inc.	900	46,539
Intl Business Machines Corp	200	26,652
Koninklijke Philips N.V. ADR	408	23,268
NetApp, Inc.	800	58,136
Parker-Hannifin Corporation	100	31,543
TE Connectivity LTD.[b]	100	12,911
Texas Instruments Incorporated	100	18,899
		217,948
Utilities - 0.04%
OGE Energy Corp.	700	22,652

TOTAL COMMON STOCK (Cost $1,483,023)		1,872,776

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)
March 31, 2021

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.09% [a]
Long Equity - Domestic - 3.69%
Bridgeway Ultra Small Company Fund	57,963	$2,359,678
		2,359,678
Long Equity - Global - 1.40%
Rondure New World Fund - Institutional Class	67,041	891,642
		891,642

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $2,474,970)		$3,251,320

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)

March 31, 2021

	Cost	Value	Frequency of Redemptions [c]	Redemption Notification Period (Days) [c]
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES [d] - 76.07% [a]
Event Driven - 11.07%
Black Diamond Arbitrage Partners, L.P. - Series A	$3,337,819	$3,816,118	Monthly	45
ECF Value Fund II, L.P.	1,150,000	1,656,175	Annually	60
Perry Partners L.P. - Class C [e]	255,242	54,073	Illiquid	n/a
Saba Capital CEF Opportunities 1 Onshore, L.P. - Class F [h]	1,350,000	1,543,932	Quarterly	65
		7,070,298
Long Equity - Global - 10.34%
WMQS Global Equity Active Extension Onshore Fund LP Class F-2	4,635,000	6,606,262	Monthly	30
		6,606,262
Global Macro - 7.15%
Brevan Howard L.P. - Series B [h]	2,445,000	3,686,492	Monthly	90
Brevan Howard L.P. - Series I1 [g]	400,000	490,063	Monthly	90
Brevan Howard L.P. - Series W	200,000	389,455	Monthly	90
		4,566,010
Long/Short Equity - 30.71%
Corsair Capital Partners, L.P. - Class A	871,931	1,775,560	Quarterly	60
Corsair SPAC Opportunity Fund, L.P. - Class AB [g]	1,000,000	1,001,276	Quarterly	60
Greenlight Masters Qualified, L.P. - Series C [g]	5,130,000	7,563,256	Semi-Annually	90
KG Investments Fund LLC - Class A-8	1,200,000	1,547,656	Quarterly	90
SIO Partners, L.P. [g]	1,100,000	1,324,995	Monthly	60
Southpoint Qualified Fund L.P. - Class A [h]	1,500,000	1,683,964	Quarterly	60
Stanley Partners Fund, L.P. [g]	2,100,000	2,820,658	Monthly	30
Voss Value Fund, L.P.	1,300,000	1,904,393	Quarterly	45
		19,621,758
Managed Futures - 4.60%
The Winton Fund (US) L.P. - Tranche A	1,696,000	1,501,461	Monthly	30
The Winton Trend Fund (US) L.P.	1,200,000	1,440,562	Weekly	2
		2,942,023
Multi-Strategy - 12.20%
Blue Mountain Credit Alternatives Fund L.P. - Class S [e]	910,833	436,367	Illiquid	n/a
Double Black Diamond, L.P. - Series D [h]	1,647,181	1,887,302	Quarterly	60
Millennium USA LP [h]	2,543,465	5,469,119	Quarterly	90
		7,792,788

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $35,972,471)		$48,599,139

SHORT TERM INVESTMENT - 17.42% [a]	Shares
First AM Treasury OB FD CL X - 0.03% [f]	11,133,506	11,133,506
TOTAL SHORT TERM INVESTMENT (Cost $11,133,506)		$11,133,506

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)
March 31, 2021

Value
Total Investments (Cost $51,063,970) - 101.52% [a]	$64,856,741
Other Liabilities in Excess of Assets - (1.52)% [a]	(969,008)
TOTAL NET ASSETS - 100.00%[a]	$63,887,733

Footnotes

ADR - American Depositary Receipt.

[a]	Percentages are stated as a percent of net assets.
[b]	Foreign issued security.
[c]	Redemption frequency and redemption notice period reflect general redemption terms and exclude liquidity restrictions. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests received at a given time.
[d]	Private investment portfolio holdings detailed in the Schedule of Investments represent management’s best estimate of the fair value of each private investment’s portfolio holdings as of March 31, 2021. There are no unfunded capital commitments for private investments.
[e]	Currently in liquidation. Receiving proceeds as liquidated.
[f]	Rate reported is the 7-day current yield as of March 31, 2021.
[g]	Investment may be subject to investor level lockups, which range from 1 to 3 years. Redemptions permitted prior to the end of the lockup period may be subject to a withdrawal fee, which may range from 1% to 5%.
[h]	Private Investment has an investor level redemption gate that limits the Fund from redeeming more than 25% of its investment in a 3-month period.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Assets & Liabilities

March 31, 2021

Assets
Investments, at fair value (cost $51,063,970)	$64,856,741
Dividend and interest receivable	5,692
Receivable for investments sold	5,176
Prepaid expenses	2,208
Other receivable	13
Total Assets	64,869,830

Liabilities
Investment advisory fee payable (Note 4)	40,443
Sub-advisory fee payable (Note 4)	1,788
Payable to investments purchased	11,824
Payable to Trustees	3,750
Redemptions payable	792,974
Accrued expenses and other liabilities	131,318
Total Liabilities	982,097

Net Assets	$63,887,733

Net Assets Consist of:
Paid in capital	$49,294,263
Total Distributable Earnings/(Accumulated Loss)	14,593,470
Net Assets	$63,887,733
50,625.10 shares of beneficial interests outstanding
Net Asset Value per Share	$1,261.98

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Operations

For the Fiscal Year Ended March 31, 2021

Investment Income
Dividend income (Net of foreign taxes withheld of $703)	$88,007
Interest income	4,024
Other income	256
Total Investment Income	92,287

Expenses
Investment advisory fees (Note 4)	426,494
Portfolio accounting and administration fees	84,962
Legal fees	40,000
Transfer agent fees and expenses	38,643
Audit fees	29,850
Tax return fees	20,750
Registration fees	20,000
Sub-advisory fees (Note 4)	8,999
Trustees’ fees	15,000
Custody fees	11,037
Insurance expense	9,269
Other expenses	50
Total Expenses	705,054
Net Investment Income/(Loss)	(612,767)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on sale of investments	1,984,578
Capital gain distributions from registered investment companies	201,578
Net realized gain/(loss)	2,186,156
Net change in unrealized appreciation/(depreciation) on investments	14,171,395
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	27
Net change in unrealized appreciation/(depreciation)	14,171,422
Net gain/(loss) from Investments	16,357,578
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,744,811

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statements of Changes in Net Assets

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$(612,767)	$(386,872)
Net realized gain/(loss) on sale of investments	2,186,156	(774,152)
Net change in unrealized appreciation/(depreciation) on investments	14,171,422	(3,677,835)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,744,811	(4,838,859)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	1,795,000	2,165,042
Payments for shares redeemed	(3,039,054)	(1,830,279)
Net Increase/(Decrease) in Net Assets Resulting from Capital Transactions	(1,244,054)	334,763

Net Increase/(Decrease) in Net Assets	14,500,757	(4,504,096)
Net Assets, Beginning of Year	49,386,976	53,891,072
Net Assets, End of Year	$63,887,733	$49,386,976

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2021

Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$15,744,811
Net realized (gain)/loss on sale of investments	(1,984,578)
Net change in unrealized (appreciation)/depreciation on investments	(14,171,395)
Net (increase)/decrease in receivable for investments sold	1,828
Net (increase)/decrease in dividend and interest receivable	1,815
Net (increase)/decrease in prepaid expenses	1,533
Net (increase)/decrease in other receivable	(13)
Net increase/(decrease) in investment advisory fee payable	(24,247)
Net increase/(decrease) in sub-advisory fee payable	(1,759)
Net increase/(decrease) in payable for investments purchased	11,824
Net increase/(decrease) in accrued expenses and other liabilities	55,642
Purchases of investment securities	(13,143,435)
Sales of investment securities	19,272,596
Net (purchases)/sales of short term investments	(5,313,542)
Net cash provided/(used) by operating activities	451,080

Cash Flows from Financing Activities
Proceeds from subscriptions	1,795,000
Distributions for redemptions, net of redemptions payable	(2,246,080)
Net cash provided/(used) in financing activities	(451,080)

Net Change in Cash	—
Cash - Beginning of Year	—
Cash - End of Year	$—

Non-cash operating activities not included herein consist of reinvestment of long term capital gain distributions from registered investment companies of $201,578.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Financial Highlights

	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Per Share Operating Performance
Beginning net asset value	$953.08	$1,046.82	$1,039.75	$998.78	$915.37

Loss From Investment Operations
Net investment income/(loss) (1)	(12.05)	(7.48)	(6.67)	(8.79)	(9.26)
Net gain/(loss) from investments	320.95	(86.26)	13.74	49.76	92.67

Total from Investment Operations	308.90	(93.74)	7.07	40.97	83.41

Ending Net Asset Value	$1,261.98	$953.08	$1,046.82	$1,039.75	$998.78

Total return	32.41%	(8.95)%	0.68%	4.10%	9.11%

Supplemental Data and Ratios
Net assets, end of period	$63,887,733	$49,386,976	$53,891,072	$55,510,016	$53,323,837
Ratio of expenses to weighted average net assets before (waiver) recoupment (2)	1.25%	1.30%	1.25%	1.33%	1.54%
Ratio of expenses to weighted average net assets after (waiver) recoupment (2)	1.25%	1.30%	1.25%	1.33%	1.58%
Ratio of net investment income/(loss) to weighted average net assets before (waiver) recoupment (2)	(1.08)%	(0.71)%	(0.64)%	(0.86)%	(0.93)%
Ratio of net investment income/(loss) to weighted average net assets after (waiver) recoupment (2)	(1.08)%	(0.71)%	(0.64)%	(0.86)%	(0.97)%
Portfolio turnover rate	26.15%	6.59%	22.02%	11.46%	12.60%

(1)	Calculated using average shares outstanding method.
(2)	Ratios do not reflect the Fund’s proportionate share of the income and expenses including performance fees/allocations, of the Underlying Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Notes to Financial Statements

March 31, 2021

1.	Organization

USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. Shares will be sold only to eligible investors, that is those that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund is non-diversified and pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (collectively, the “Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, cryptocurrencies, derivative instruments, and commodities. Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

During the year ended March 31, 2021, the Advisor and the Fund engaged SKBA Capital Management, LLC (“SKBA Capital”) as a sub-advisor to the Fund. SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board” or “Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services –Investment Companies, including Accounting Standards Update (“ASU”) No. 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

C. Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Realized gains and losses on Underlying Funds are recognized at the time of full redemption of the position. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Investments in Underlying Funds

In accordance with the terms of the Fund’s Private Offering Memorandum the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions. Unless otherwise noted on the Schedule of Investments, the Fund expects to be able to redeem its investments in the Underlying Funds at their respective net asset value (“NAV”), based on the applicable redemption schedule.

Underlying Funds receive fees for their services. The fees include management and incentive fees or allocations based upon the NAV of the Fund’s investment in the Underlying Fund. Generally, fees payable to an Underlying Fund are estimated to range from 0% to 2.00% (annualized) of the average NAV of the Fund’s investment in an Underlying Fund. In addition, certain Underlying Funds charge an incentive allocation or fee which can range up to 20% of an Underlying Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Underlying Funds in which the Fund invests utilize a variety of financial instruments in their trading strategies, including equity and debt securities, currencies, cryptocurrencies, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund. Below is a description of each Underlying Fund’s investment strategies (for a more detailed description, please see the Fund’s offering memorandum) by class.

Event Driven. Event-driven strategies are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an event-driven strategy is to identify securities, which may include common or preferred stock as well as many types of fixed income, with a favorable risk- reward ratio based on the probability that a particular event will occur. Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation).

Global Macro. Global macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies rely on the use of, among other things, cash and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct. Global macro managers may employ relative value, event driven, long/short and other strategies or trading approaches. Trading positions are generally held both long and/or short in both U.S. and non -U.S. markets. Global macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

Long Equity (Domestic and Global). Similar to long/short equity described below, managers employing this strategy invest in equities but generally do not engage in short selling or hedging of the market risks associated with their investments, but rather inherent in these strategies is the risk associated with the equity markets as a whole. In certain instances, a manager may raise cash as a means of taking a negative view on the market in an attempt to mitigate a portion of the market risk associated with this strategy.

Long/Short Equity and Long/Short Fixed Income. Long/short equity/fixed income strategies generally seek to produce returns from investments in the global equity and/or fixed income markets. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on a manager’s views and outlooks for specific markets, regions, sectors, or securities. While these strategies involve both long and short positions in various equity and/or fixed income securities, a manager’s positions will generally reflect a specific view about the direction of a market. Unlike traditional equity or fixed income funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio (nonetheless, a manager may take a directional position that relates to the absolute direction of the market). In addition to making shifts in markets, regions, sectors or securities, managers have the flexibility to shift from a net long to a net short position.

Managed Futures. Managed futures strategies involve speculative trading in futures, forwards and options thereon. Managers may trade portfolios of instruments in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and attempt to profit from anticipated trends in market prices. These managers generally rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify price trends. They may attempt to structure a diversified portfolio of liquid futures contracts, including, but not limited to, stock index, interest rate, metals, energy and agricultural futures markets.

Multi Strategy. Multi-strategy managers employ two or more of the strategies described above.

E. Investment Valuation

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value committee of one or more representatives of the Advisor, U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”). Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Valuation Committee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The committee may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. Valuations of Underlying Funds are gross of any redemption fees or penalties and net of management and incentive fees. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the NAVs or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s NAV will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the NAV of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies’ NAVs are calculated based on the NAV as published, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for federal income tax purposes. The Fund has no present intention of making periodic distributions of net income or gains, if any, to investors. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the year ended March 31, 2021, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $13,143,434 and $19,272,594 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with the Advisor. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s average monthly net assets. For the year ended March 31, 2021, the Fund incurred $426,494 in advisory fees under the agreement.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. The expense limitation agreement will remain in effect at least until July 31, 2022, unless the Board approves its modification or termination. After July 31, 2022, the expense limitation agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

There are no outstanding waivers or recoupments as of March 31, 2021.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

For the year ended March 31, 2021, the Advisor and the Fund engaged SKBA Capital, a registered investment advisor with the SEC under the Investment Advisers Act of 1940. Under the terms of the Sub-Advisory Agreement for SKBA Capital, the Fund pays SKBA Capital the sub-advisor a monthly fee calculated at an annual rate equal to 0.57% of the assets managed by SKBA Capital. For the year ended March 31, 2021, the Fund incurred $8,999 in sub-advisory fees under the agreement.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as a Trustee.

All of the officers of the Fund are affiliated with the Advisor. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions

The Fund sells shares on a continual, monthly basis. Shares sold will be priced at the net asset value of the Fund determined on the last business day of each month. The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 50,625.10 shares outstanding at March 31, 2021. The Fund issued 1,534.30 shares through shareholder subscriptions and repurchased 2,727.26 shares through shareholder redemptions during the year ended March 31, 2021. The Fund issued 2,042 shares through shareholder subscriptions and repurchased 1,705 shares through shareholder redemptions during the year ended March 31, 2020.

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s NAV. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

8.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

Fair Value Measurements at Reporting Date Using

		Significant
	Quoted Prices	Other	Significant
	in Active markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments
Common Stock (a)	$1,872,776	$—	$—	$1,872,776
Investments in Registered Investment Companies (a)	3,251,320	—	—	3,251,320
Investments in Private Investment Companies (b)	—	—	—	48,599,139
Short Term Investment (c)	11,133,506	—	—	11,133,506
	$16,257,602	$—	$—	$64,856,741

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
(c)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2021.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2021

9.	Subsequent Events

The Fund has an ongoing tender offer that was filed on February 19, 2021 with a cutoff date for tender requests as of March 18, 2021 and prices on June 30, 2021. There were no tenders received during the tender offer period.

The Fund has not identified any other subsequent events requiring financial statement disclosure as of March 31, 2021, through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USCA All Terrain Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USCA All Terrain Fund (the “Fund”) as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended March 31, 2017, were audited by other auditors whose report dated May 30, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, investee funds, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 27, 2021

USCA All Terrain Fund

Additional Information

March 31, 2021 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to shareholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Risk Disclosures

Economic, political, and issuer specific events may cause the value of securities to rise or fall. Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. The investment strategies, practices and risk analysis used by the Advisor may not produce the desired results.

The recent global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact to the Fund’s operations and performance.

USCA All Terrain Fund

Trustees and Officers (Unaudited)

March 31, 2021

Independent Trusteesb

Name and Year of Birth	Position/Term of Office [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Ferguson (Born 1945)	Trustee since 2015	Board of Managers at Salient Partners (investment adviser) (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (private equity firm) (9/12-present), Non- Executive Chair Investment Committee at Ascendent Advisors (1/10-present).	1	ABM Industries, Inc. (12/09 - present), USCA All Terrain Fund (4/15 – present).

Paul Wigdor (Born 1968)	Trustee since 2016 and Chairman since 2021	Managing Partner at Overlook 4 Holdings (2/11 - present), Managing Director at Ascendant Funds (2/11 - present), Chief Compliance Officer of Qapital Invest, LLC.	1	Global Restaurant Systems (1/13 - present), Private Communications Corp. (11/10 - present), ChartIQ (1/14 – present), USCA All Terrain Fund (4/15 – present), Global Bridge (10/13 – 3/15), Uma Temakeria (8/14 – 11/2017).

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office [a]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Phil Pilibosian (Born 1968)[c]	President and Trustee since April 2015	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13).	1	n/a

Chris Arnold (Born 1977)	Treasurer since 2017	Managing Director & CFO at US Capital Advisors LLC (6/17 - present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners L.P. (6/10 - 5/17), CFO at Salient Capital, L.P. (1/10 - 5/17).	n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since 2015	Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13).	n/a	n/a

Courtney Bowling [d] (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since 2017	Managing Director at US Capital Advisors LLC (8/17 - present), CCO at NatAlliance Securities (5/14 – 7/17), Attorney at Texas State Securities Board (8/10-4/14).	n/a	n/a

[a]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
[b]	Robert Harvey resigned as Chairman of the Board and as a Trustee as of March 16, 2021.
[c]	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with the Advisor.
[d]	Courtney Bowling resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund as of May 24, 2021. Scott Gott has been appointed interim Chief Compliance Officer and Anti-Money Laundering Officer of the Fund as of May 24, 2021.

USCA All Terrain Fund

Approval of Investment Management Agreement and Sub-Advisory Agreement

March 31, 2021 (Unaudited)

In connection with the meeting held on March 10, 2021, the Trustees of the Fund, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Management Agreement”) between the Advisor and the Trust. The Board further considered the renewal of the sub-advisory agreement between SKBA Capital, USCA and the Trust (the “Sub-Advisory Agreement”). In considering the approval of each of the agreements, the Trustees received materials specifically relating to the Fund, the Advisor, SKBA Capital and each of the Management Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement and the Sub-Advisory Agreement.

The Board first considered the Management Agreement. In considering the approval of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service. The Board considered the nature, extent, and quality of the services provided by the Advisor. The Board reviewed the responses provided in the 15(c) Questionnaire, noting the professional experience of each of biographical information for Messrs. Harris, Pilibosian and Arnold, and Ms. Bowling. The Board considered the responsibilities of each key professional servicing the Fund and noted the continuity of these key professionals. The Board considered the nature of the services provided by the Advisor, and noted they provided investment identification, selection, oversight, due diligence, allocation services, and supervision, among other services. The Board discussed the processes taken by the Adviser in performing such services. The Board discussed the Advisor’s oversight role in detail, noting how the Adviser regularly communicates with the Sub-Adviser and continually reviews the Fund’s holding for compliance with investment limitations and guidelines. The Board also highlighted that the Fund had no material compliance issues since the most recent renewal of the advisory agreement.

Performance. The Board considered the performance of the Fund, noting that the Fund outperformed its peer group over the trailing 1-year period, 5-year period, and since inception period, and similar performance to its peer group over the trailing 3-year period. They also noted that the Fund underperformed its benchmark index over the 1-year period, 3-year period, 5-year period, and since inception period. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark, as well as the Fund’s investment objective and strategy, the performance of the Fund was acceptable.

Fees & Expenses. The Board considered the proposed management fee of 0.75%. The Board noted that the management fee was below the peer group average of 1.56%. The Board noted that the advisory fees of the funds in the peer group ranged from 1.00% to 1.90% and that the Fund’s advisory fee was lower than any in the peer group. The Board also noted that the Fund’s net expense ratio was 1.30%, which was lower than the peer group average of 1.88%. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included 6 funds with similar strategies and asset bases to the Fund. They also discussed the fact that the Fund, not the Advisor, pays all sub-adviser fees, and how that impacts expenses. They also discussed the Fund’s investments in other funds, and, after consideration of the Advisor’s services, agreed that the Advisor’s services were additive to, not duplicative of, the services provided by the underlying fund managers. They further noted that the Advisor had an expense limitation agreement in place with respect to the Fund. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Advisor from its relationship with the Fund. The Board discussed information provided by the Advisor indicating that the Advisor had incurred a healthy profit over the previous fiscal year from its relationship with the Fund under the management agreement. The Board concluded that the profit the Advisor had made was not excessive.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Fund. The Trustees concluded that, due to the size of the Fund and the level of the current management fee, the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the asset size of the Fund increases.

The Board then considered the Sub-Advisory Agreement. The Board noted that the Agreement provides for the Fund to pay SKBA directly, rather than the Advisor paying from a portion of its management fee and they discussed the reasons for the arrangement.

The Board reviewed the Sub-Advisory Agreement with SKBA Capital. The Board considered the SKBA Capital’s business and reviewed the services it provides to, and the strategies it executes for, the Fund. The Board highlighted in particular the firm’s ValuePlus strategy and SKBA’s consensus-building investment decision-making process. The Board discussed the risks associated with SKBA Capital’s strategy and the ways the firm mitigates those risks through sector allocation, limiting security weights, and careful analysis of portfolio construction. The Board also discussed the backgrounds and experience of the professionals providing such services. The Board discussed the firm’s brokerage allocation policy and noted the firm’s thorough broker selection process. The Board reviewed the performance information provided by SKBA Capital in the Meeting materials. The Board considered the sub-advisory fee of 0.57%. They noted that the Fund was charged a lower rate than a comparable fund client advised by SKBA Capital, and that the rate was similar, albeit slightly higher, than that charged by SKBA Capital to separate account clients. The Board discussed the differences in services provided by SKBA Capital to its fund clients and separate account clients, and concluded that the sub-advisory fee was not excessive. Mr. Foster explained that the management fee shown in the Fund’s prospectus is a blended rate of the Adviser’s and sub-adviser fees. The Board considered the impact of the sub-adviser on the total fee ratio for the Fund and concluded that it was reasonable. The Board considered SKBA Capital’s profitability from its relationship with the Fund, noting that SKBA Capital earned a slight profit over the Fund’s most recent fiscal year. The Board considered whether the sub-adviser had achieved economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that economies, with respect to the overall Fund fees and expenses, was primarily a Fund level issue and should be considered with respect to the Fund’s overall Management Agreement and advisory fee.

Conclusion. Having requested and received such information from the Advisor and SKBA Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement and Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory and sub-advisory fee structures were reasonable and that approval of the Management Agreement and Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

PRIVACY NOTICE Rev. July 2019
FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the USCA All Terrain Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-259-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA All Terrain Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA All Terrain Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or give us your contact information

●     Make a wire transfer

●     Make deposits or withdrawals from your account

●     Tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA Fund Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● USCA All Terrain Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● USCA All Terrain Fund doesn’t jointly market.

USCA All Terrain Fund

Fund Service Providers

Trustees and Officers

Phil Pilibosian, President and Trustee

John Ferguson, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary

Courtney Bowling, Chief Compliance Officer and Anti-
Money Laundering Officer

Investment Adviser

USCA Asset Management LLC

4444 Westheimer Road, Suite G500, Houston, TX 77027

Sub-Advisor

SKBA Capital

44 Montgomery Street, Suite 3500, San Francisco, CA 94104

Custodian
U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
 Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2021	FYE 03/31/2020
(a) Audit Fees	$33,000	$30,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$27,000	$25,000
(d) All Other Fees	$0	$0

(e) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. and KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows, respectively:

	FYE 03/31/2021	FYE 03/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)
The following table indicates the non-audit related fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 03/31/2021	FYE 03/31/2020
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h)
The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser and the Fund’s sub-advisers, which select the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser and its sub-advisers to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser or sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2021.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing over $1.2 billion in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.  Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.  Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

SKBA Capital Management, LLC

Andrew W. Bischel, CFA

Mr. Bischel is Chairman, CEO, CIO and a founding member of SKBA.  He has been in the industry since 1976 and joined SKBA when the firm was founded in 1989.  Mr. Bischel is the lead member of the Investment Strategy Team.  Previously, Mr. Bischel worked at The Bank of California.  Mr. Bischel earned his BS in mathematics and BA in economics from the University of California at Davis, and his MBA from the California State University at Sacramento. He is a member of the CFA Society of San Francisco and the CFA Institute.  Mr. Bischel is an equity owner of the firm.

Evan Ke, CFA
Mr. Ke is the Director of Quantitative Research. He is a member of the Investment Strategy Team and is also a securities analyst. Mr. Ke joined SKBA in 2009 as a member of our research internship program and rejoined SKBA in 2011. In between employment at SKBA, Mr. Ke worked in the equity research department at Piper Jaffray. Mr. Ke received a Bachelor of Arts in economics from the University of California at Berkeley. Mr. Ke is a member of the CFA Society of San Francisco and the CFA Institute.

Joshua J. Rothé

Mr. Rothé is President and Director of Research.  He has been in the industry since 1991 and joined SKBA in 1994.  Mr. Rothé is a member of the Investment Strategy Team.    Previously, Mr. Rothé worked at Lehman Brothers and Kemper Securities.  Mr. Rothé received his BS in international business and his MBA with an emphasis in finance from the University of San Francisco. He is a member the CFA Society of San Francisco and the CFA Institute. He holds the Series 65 securities license. Mr. Rothé is an equity owner of the firm.

Matthew R. Segura, CFA

Mr. Segura is the Director of Institutional Portfolio Management. He is a member of the Investment Strategy Team and is also a securities analyst. Mr. Segura joined SKBA in 2007 as a member of our research internship program and rejoined SKBA in 2011. Previously Mr. Segura worked at Charles Schwab & Co performing several roles: A Cash Management team member in the Treasury, and a Manager in Financial Planning and Analysis for Schwab's largest retail divisions. Mr. Segura also served five years Active Duty in the United States Marine Corps. Mr. Segura received a BS in business administration from Haas School of Business at UC Berkeley and is a member of the CFA Society of San Francisco and the CFA Institute.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of March 31, 2021.

Other Accounts by Type	Total Number of Accounts by Account Type	Tota Assets by Account type ($ millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	$992*	$764*		-
Andrew W. Bischel
Registered investment companies	$3	$11	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	$32	$686	-	-
Evan Ke
Registered investment companies	$3	$11	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	$32	$686	-	-
Joshua J. Rothé
Registered investment companies	$3	$11	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	$32	$686	-	-
Matthew Segura
Registered investment companies	$3	$11	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	$32	$686	-	-

*
The accounts and assets included above are those for which Mr. Harris has sole or shared responsibility for the management thereof.  Of these accounts and assets, 328 and $381 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity or equity/fixed income (i.e., balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides (on a sole or shared responsibility basis) non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2021.

The Advisor

The portfolio manager receives a salary equal to a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

SKBA Capital Management, LLC

SKBA offers portfolio managers competitive base salaries and benefits, incentive compensation, 401k plan employer contributions, and dividend distributions for equity owners.  Annual incentive awards are variable and are based on an evaluation of the employee’s achievement of annual goals and objectives, including company profit performance, new business growth or retention, individual performance measures and/or investment performance measures.  For employee owners, quarterly dividend distributions are based on the firms’ revenue and profit performance.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer as required by Rule 30a-2 under the Act.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title) /s/ Phil Pilibosian
                                                  Phil Pilibosian, President
Date: June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                                  Phil Pilibosian, President
Date: June 7, 2021

By (Signature and Title) /s/ Chris Arnold
                                                  Chris Arnold, Treasurer
Date: June 7, 2021